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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               SEPTEMBER 20, 2005


                         ENTERTAINMENT PROPERTIES TRUST
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             (Exact Name of Registrant as Specified in its Charter)

          Maryland                      1-13561                  43-1790877
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
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               (Address of principal executive offices) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 20, 2005, we entered into an Employment Agreement with Mark A. Peterson, our Vice President - Accounting and Administration. A copy of the Employment Agreement is attached as Exhibit 10.32 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Exhibit 10.32 Employment Agreement dated September 20, 2005 between the Company and Mark A. Peterson.


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

10.32 Employment Agreement dated September 20, 2005 between the Company and Mark A. Peterson


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ENTERTAINMENT PROPERTIES TRUST

Dated:  September 21, 2005               By:/s/ Fred L. Kennon
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                                            Fred L. Kennon
                                            Vice President, Treasurer and Chief
                                            Financial Officer